UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

RED CEDAR FUND TRUST

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Red Cedar Short Term Bond Fund

A Series of

Red Cedar Fund Trust

July 22, 2020

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Red Cedar Short Term Bond Fund (the “Fund”), a series of Red Cedar Fund Trust (the “Trust”), to be held at 9:00 a.m., Eastern time, on August 14, 2020 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or alternatively at a telephone conference call meeting at which no one will be allowed to attend in person. Formal notice of the Meeting appears after this letter, followed by the proxy statement. We hope that you can attend the Meeting; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided, voting by telephone, or voting through the Internet at your earliest convenience.

At the Meeting, shareholders of the Fund will be asked to vote on a proposal to approve a new investment advisory agreement between Red Cedar Investment Management, LLC (“Red Cedar”) and the Trust, on behalf of the Fund (the “New Advisory Agreement”). Red Cedar has served as the investment adviser to the Fund since its inception, and the terms of the New Advisory Agreement are substantially similar to those of the current advisory agreement between Red Cedar and the Trust, on behalf of the Fund.

The reason for the Meeting is that Bridge & Vine LLC, a recently formed entity wholly-owned by executives of Red Cedar, will acquire 51% of the outstanding common membership interests (the “Common Units”) of Red Cedar in exchange for transferring certain intangible property (including a prospective client list, a performance track record and other intangible property) to Red Cedar in a transaction that is scheduled to close on or about September 1, 2020 (the “Transaction”). As part of the Transaction, The 4100 Group, Inc. will retain ownership of 49% of the outstanding Common Units of Red Cedar. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the closing of the Transaction will be considered an “assignment,” and the current investment advisory agreement will automatically terminate upon assignment.

In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), including a majority of the members of the Board who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”), met and approved the proposed New Advisory Agreement. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board of Trustees is submitting the New Advisory Agreement to a vote of the Fund’s shareholders

Under the New Advisory Agreement, Red Cedar’s management team will remain in place and Red Cedar does not expect any interruption of the Fund’s daily business operations as a result of the closing of the Transaction. It is expected that the Fund’s portfolio management team will remain the same and continue to manage the Fund using the same investment objective and strategies that have been employed by Red Cedar since the Fund’s inception. Further, the advisory fee rate payable by the Fund to Red Cedar (0.30% of the average daily net assets of the Fund) will remain the same under the New Advisory Agreement.

The Board of Trustees, including a majority of the Independent Trustees, has approved the New Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than August 13, 2020.

You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote through the Internet as follows:

TO VOTE BY INTERNET:

1) Read the proxy statement and have the enclosed proxy card at hand

2) Go to the website that appears on the enclosed proxy card

3) Enter the control number that appears on the enclosed proxy card and follow the simple instructions

Although you may vote at the Meeting or by mail, we encourage you to vote through the Internet using the control number that appears on the enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you should have any questions regarding the proposals, please call the Fund, toll-free at 1-888-626-2575.

Sincerely,

Jesse D. Hallee
Secretary

Red Cedar Short Term Bond Fund

A Series of

Red Cedar Fund Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 9:00 A.M., EASTERN TIME, ON AUGUST 14, 2020. THE PROXY STATEMENT IS AVAILABLE AT WWW.OKAPIVOTE.COM/REDCEDAR OR BY CALLING THE FUND, TOLL-FREE IN THE U.S., AT 1-888-626-2575.

To the Shareholders of Red Cedar Short Term Bond Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Red Cedar Short Term Bond Fund (the “Fund”), a series of Red Cedar Fund Trust (the “Trust”), will be held at 9:00 a.m., Eastern time, on August 14, 2020 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or alternatively at a telephone conference call meeting at which no one will be allowed to attend in person. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Red Cedar Investment Management, LLC; and

2.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

It is not anticipated that any matter other than the approval of the New Advisory Agreement will be brought before the Meeting.

Shareholders of record as of the close of business on June 30, 2020 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Board of Trustees of the Trust are included herewith. If the Meeting is held in person and you need directions to the Meeting, please call the Fund at the number stated above.

The Board of Trustees of the Trust, including a majority of the members of the Board who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, has approved the New Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement.

YOUR VOTE IS IMPORTANT. PLEASE VOTE THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IF YOU ATTEND THE MEETING.

By order of the Board of Trustees of the Trust,

Jesse D. Hallee
Secretary
Red Cedar Fund Trust

Dated:	July 22, 2020

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with the following questions and answers to give you a general overview of some of the important information in the Proxy Statement.

QUESTIONS AND ANSWERS

Q:    What is happening? Why did I receive this package of materials?

A:    Red Cedar Short Term Bond Fund (the “Fund”), a series of Red Cedar Fund Trust (the “Trust”), is convening a Special Meeting of Shareholders of the Trust (the “Meeting”) scheduled to be held at 9:00 a.m., Eastern Time, on August 14, 2020.

Q:    What am I being asked to vote on?

A:    You are being asked to approve the following proposal (the “Proposal”): To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Red Cedar Investment Management, LLC (“Red Cedar”).

Q:    Why am I being asked to vote on the New Advisory Agreement?

A:    You are being asked to vote on the New Advisory Agreement because Bridge & Vine LLC (“B&V”), a recently formed entity wholly-owned by executives of Red Cedar, intends to acquire 51% of the outstanding common membership interests (the “Common Units”) of Red Cedar in exchange for transferring certain intangible property (including a prospective client list, a performance track record and other intangible property) to Red Cedar in a transaction scheduled to close on or about September 1, 2020 (the “Transaction”). In connection with the Transaction, B&V and The 4100 Group, Inc. (the “4100 Group”) will enter into an Amended and Restated Operating Agreement, pursuant to which B&V and the 4100 Group will own 51% and 49%, respectively, of the outstanding Common Units of Red Cedar. The Board of Managers of Red Cedar will be comprised of three individuals appointed by the 4100 Group and two individuals appointed by B&V.

Red Cedar has served as the investment adviser to the Fund since its inception. Other than the intangible property described above, neither Red Cedar nor its executives will receive compensation in connection with the Transaction, although after the closing of the Transaction, earnings from Red Cedar will be distributed pro-rata to the owners of Common Units, including B&V. None of the Trustees of the Fund have a direct or indirect material interest in the Transaction other than David Withrow, who has a material interest in the Transaction due to his ownership interest in B&V, through which he will have an indirect ownership interest in Red Cedar after the closing of the Transaction.

Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment.” The transfer of more than 25% of the Common Units of Red Cedar in the Transaction will results in a change of control of Red Cedar and an “assignment” for purposes of the Investment Company Act, resulting in termination of the original investment advisory agreement between Red Cedar and the Trust (the “Original Advisory Agreement”).

In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), including a majority of the members of the Board who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”), met on June 22, 2020 and, after careful consideration, approved the New Advisory Agreement to replace the Original Advisory Agreement. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on the New Advisory Agreement for the Fund.

Q.    What is Bridge & Vine LLC?

A.    B&V is a recently formed holding company wholly-owned by executives of Red Cedar. B&V has been formed solely for the purpose of holding Common Units of Red Cedar. B&V is not registered with the SEC or any state as an investment adviser.

Q:     Does the Board recommend that shareholders vote to approve the New Advisory Agreement?

A:     Yes. After careful consideration, the Board of Trustees, including a majority of the Independent Trustees, has approved the New Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement.

Q:    When would the New Advisory Agreement take effect?

A:    If approved by shareholders of the Fund, the New Advisory Agreement would take effect upon the closing of the Transaction, which is scheduled to occur on or about September 1, 2020.

Q:    Will the Transaction affect the operation of the Fund?

A:    No. Red Cedar does not expect any interruption of the Fund’s daily business operations as a result of the closing of the Transaction or under the New Advisory Agreement.

Q:     Will the approval of the New Advisory Agreement change the investment management team of the Fund?

A:     No. The terms of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement. Accordingly, Red Cedar expects to continue to manage the Fund under the New Advisory Agreement, if approved by the shareholders of the Fund, using the Fund’s current investment objective and strategies. Thus, it is expected that the Fund will continue to be managed by a team consisting of John L. Cassady III, Michael J. Martin, Jason M. Schwartz and Patricia Younker, who have been responsible for the day-to-day management of the Fund’s portfolio since its inception.

Q:    Will the Fund’s investment objective or principal investment strategies change under the New Advisory Agreement?

A:    No. The Fund’s investment objective and principal investment strategies will remain the same under the New Advisory Agreement as they were under the Original Advisory Agreement.

Q:    Will the Fund’s name change?

A:    No. The Fund’s name will not change.

Q:     How does the New Advisory Agreement differ from the Original Advisory Agreement?

A: The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement, and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date;

2)	The addition of a representation and warranty by Red Cedar that it will abide by the terms of Section 15(f) of the Investment Company Act in relation to the Transaction; and

3)	The addition of language that provides flexibility to hold telephonic or virtual Board meetings for certain approvals to the extent permitted by rules or exemptive relief adopted by the Securities and Exchange Commission (“SEC”) or, if applicable, interpretations of a court of competent jurisdiction.

Q:     Will the approval of the New Advisory Agreement increase the advisory fee rate payable under the Original Advisory Agreement?

A:    No. The advisory fee rate payable by the Fund to Red Cedar under the New Advisory Agreement (0.30% of the average daily net assets of the Fund) will be the same as the advisory fee rate payable by the Fund to Red Cedar under the Original Advisory Agreement.

Q:    Will Red Cedar continue to waive fees and expenses for the Fund?

A:    Yes. Red Cedar contractually agreed under an expense limitation agreement, dated November 1, 2019, between the Trust, on behalf of the Fund, and Red Cedar (the “Original ELA”) to reduce its fees payable under the Original Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs; costs to organize the Fund; acquired fund fees and expenses (if any); extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets. Although the expense limitation in the Original ELA is effective until November 1, 2021, by its terms, the Original ELA will expire upon the termination of the Original Advisory Agreement. Accordingly, the Board, including a majority of the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between Red Cedar and the Trust, on behalf of the Fund. The New ELA will become effective upon the closing of the Transaction, and its terms are materially the same as the terms of the Original ELA, except that the New ELA will expire on September 1, 2022.

Q:     Who is eligible to vote?

A:     Shareholders of record at the close of business on June 30, 2020 are entitled to be present and to vote at the Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.

Q:     How do I vote?

A:     You can vote in one of the following four ways:

1. Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2. Go to the website found on your proxy card and enter the control number that appears on your proxy card; or

3. Attend the Meeting and vote at the Meeting.

Proxy cards that are properly signed, dated, and received prior to the Meeting will be voted as specified on the proxy card. If you specify a vote on any proposal, your proxy will be voted as you indicate, and any proposals for which no vote is specified will be voted FOR that proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the proposals, your shares will be voted FOR all proposals.

Q:     May I revoke my proxy?

A:     You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust a written notice of revocation (addressed to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246) prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instructions form. Simply attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

Q:     Will the Meeting be held in person? Can I attend the Meeting without attending in person?

A:     The Board of the Fund has determined it is advisable and in the best interests of the Fund to plan for the possibility that the Meeting might need to be held by telephone conference call without any in-person attendance. The Fund is taking this step because of travel limitations and other concerns relating to the coronavirus outbreak (COVID-19), including the health of shareholders and proxyholders. Even if an in-person Meeting is held, shareholders should consider carefully whether it is advisable for them to attend in person.

Shareholders will be notified of any change in the Meeting venue by the issuance of a press release, which will be posted on the Fund’s website at www.redcedarfunds.com and also filed with the SEC as additional proxy material. In the event a telephone conference call Meeting is held, in order to gain access to the Meeting and also to vote their shares at the Meeting, shareholders must enter the control number found on their proxy card, voting instruction form or notice they previously received.

Whether or not the Meeting is held by telephone conference call, the Fund urges shareholders to vote and submit their proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The proxy card included with these proxy materials will not be updated to reflect the information provided above and may continue to be used to vote each shareholder’s shares in connection with the Meeting.

Q:     What will happen if there are not enough votes to have the Meeting?

A:     It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than August 13, 2020 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or Red Cedar, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreement, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:    What happens if the Proposal is not approved?

A:    If the shareholders of the Fund do not approve the New Advisory Agreement, the Proposal will not take effect. In that event, the Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund or possibly closing the Fund.

Q:    Who will pay for the proxy solicitation?

A:    Red Cedar has agreed to pay for the proxy tabulation, legal and other costs associated with the solicitation of the Proposal. The Fund will not bear any of these costs.

Q:     Whom should I call for additional information about the Proxy Statement?

A:     Should you have any questions regarding the Proxy Statement or how to vote your shares, please call the Fund, toll-free at 1-888-626-2575.

Red Cedar Short Term Bond Fund

A Series of

Red Cedar Fund Trust

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 14, 2020

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board of Trustees” or the “Board” ) of Red Cedar Fund Trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of Red Cedar Short Term Bond Fund (the “Fund”), a series of the Trust, to be held at 9:00 a.m., Eastern time, on August 14, 2020 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or alternatively at a telephone conference call meeting at which no one will be allowed to attend in person.

The principal address of the Trust is c/o Red Cedar Investment Management, LLC, 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504. This Proxy Statement and form of proxy are being first mailed to shareholders on or about July 22, 2020.

The Meeting is being held for the purpose of considering the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Red Cedar Investment Management, LLC (“Red Cedar”), as a result of the closing of a transaction (the “Transaction”) whereby Bridge & Vine LLC (“B&V”), a recently formed entity wholly-owned by executives of Red Cedar, will acquire 51% of the outstanding common membership interests (the “Common Units”) of Red Cedar. As part of the Transaction, The 4100 Group, Inc. (the “4100 Group”) will retain ownership of 49% of the outstanding Common Units of Red Cedar. For additional information regarding the Transaction, please see the section entitled “Background” on page 11 of this Proxy Statement.

A proxy, if properly executed, duly returned, and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to the Proposal will be voted for the Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust a written notice of revocation (addressed to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246) prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instructions form. Simply attending the Meeting, however, will not revoke any previously executed proxy. If a shareholder holds shares through a bank, broker, financial intermediary or other nominee, the shareholder should consult its bank, broker, financial intermediary or other nominee regarding its ability to revoke voting instructions after such instructions have been provided.

The Trust has retained Okapi Partners LLC (the “Tabulator”) on behalf of the Fund for the Meeting. Okapi Partners LLC is responsible for printing proxy cards, mailing proxy material to shareholders, tabulating the returned proxies, and performing other services. The anticipated cost of these services is approximately $3,250, and will be paid by Red Cedar.

In addition to solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, email or facsimile. It is anticipated that banks, broker-dealers, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Red Cedar has agreed to reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL:	TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND RED CEDAR INVESTMENT MANAGEMENT, LLC

Background. Red Cedar, the Fund’s investment adviser, has provided investment advisory services to the Fund pursuant to an investment advisory agreement that is dated as of November 1, 2019 and continues until November 1, 2021 (the “Original Advisory Agreement”). The Original Advisory Agreement was approved by the Board, including a majority of the members of the Board who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) (the “Independent Trustees”) at an in-person meeting of the Board held on October 9, 2019 (the “October 2019 Board Meeting”). The Original Advisory Agreement was approved by the sole shareholder of the Fund on November 1, 2019.

Under the Original Advisory Agreement, Red Cedar receives from the Fund a fee, calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund. Red Cedar also contractually agreed under an expense limitation agreement, dated November 1, 2019, between the Trust, on behalf of the Fund, and Red Cedar (the “Original ELA”) to reduce its fees payable under the Original Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs; costs to organize the Fund; acquired fund fees and expenses (if any); extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets. Although the expense limitation in the Original ELA is effective until November 1, 2021, by its terms, the Original ELA will expire upon the termination of the Original Advisory Agreement.

Executives of Red Cedar have formed B&V with the intent to transfer certain intangible property (including a prospective client list, a performance track record and other intangible property) to Red Cedar in order to acquire 51% of the outstanding Common Units of Red Cedar. B&V is a holding company wholly-owned by executives of Red Cedar. B&V has been formed solely for the purpose of holding Common Units of Red Cedar. B&V is not registered with the SEC or any state as an investment adviser.

In connection with the Transaction, B&V and the 4100 Group will enter into an Amended and Restated Operating Agreement, pursuant to which B&V and the 4100 Group will own 51% and 49%, respectively, of the outstanding Common Units of Red Cedar. The Board of Managers of Red Cedar will be comprised of three individuals appointed by the 4100 Group and two individuals appointed by B&V. Other than the intangible property described above, neither Red Cedar nor its executives will receive compensation in connection with the Transaction, although after the closing of the Transaction, earnings from Red Cedar will be distributed pro-rata to the owners of the Common Units, including B&V. None of the Trustees of the Fund have a direct or indirect material interest in the Transaction other than David Withrow, who has a material interest in the Transaction due to his ownership interest in B&V, through which he will have an indirect ownership interest in Red Cedar after the closing of the Transaction.

The Transaction is scheduled to close on or about September 1, 2020. After the closing of the Transaction, it is expected that Red Cedar’s management team will remain in place and the Fund’s original portfolio management team, which is comprised of John L. Cassady III, Michael J. Martin, Jason M. Schwartz and Patricia Younker, will remain in place and continue managing the Fund. The Fund’s name will not change in connection with the Transaction.

Assignment and Termination of the Original Advisory Agreement. Under the Investment Company Act, an investment advisory agreement automatically terminates upon an “assignment.” B&V’s acquisition of 51% of Red Cedar’s outstanding Common Units will result in a change in control of Red Cedar, and an “assignment” and automatic termination of the Original Advisory Agreement under applicable law as of the date the Transaction closes.

New Advisory Agreement. At a meeting convened in anticipation of the Transaction and held on June 22, 2020 (the “June 2020 Board Meeting”), the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement to replace the Original Advisory Agreement prior to its termination, subject to the approval of the Fund’s shareholders. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is required to submit the New Advisory Agreement to a vote of the shareholders of the Fund.

The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Advisory Agreement will become effective upon the closing of the Transaction and will have an initial term of two years;

2)	The addition of a representation and warranty by Red Cedar that it will abide by the terms of Section 15(f) of the Investment Company Act in relation to the Transaction; and

3)	The addition of language that provides flexibility to hold telephonic or virtual Board meetings for certain approvals to the extent permitted by rules or exemptive relief adopted by the Securities and Exchange Commission (“SEC”) or, if applicable, interpretations of a court of competent jurisdiction.

If approved by shareholders of the Fund, the Trust, on behalf of the Fund, will enter into the New Advisory Agreement with Red Cedar. The terms of the New Advisory Agreement provide that Red Cedar, as investment adviser to the Fund, will manage the investment and reinvestment of the Fund’s assets; continuously review, supervise, and administer the investment program of the Fund; determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund; provide the Trust and the Fund with records concerning Red Cedar’s activities under the New Advisory Agreement which the Trust and the Fund are required to maintain; render regular reports to the Board and the Trust’s officers concerning Red Cedar’s discharge of the foregoing responsibilities; and perform such other services as agreed by Red Cedar and the Trust from time to time. Under the New Advisory Agreement, Red Cedar will receive from the Fund a fee, calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund, which is the same as the advisory fee rate payable under the Original Advisory Agreement.

The New Advisory Agreement will become effective upon the closing of the Transaction and will remain in force for an initial term of two years. Thereafter, the New Advisory Agreement will continue from year to year, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance (or as otherwise provided under SEC exemptive relief), or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Similar to the terms under the Original Advisory Agreement, the New Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by a vote of the Board on 60 days’ written notice to Red Cedar, or by Red Cedar on 60 days’ written notice to the Trust.

Similar to the terms under the Original Advisory Agreement, the New Advisory Agreement provides that Red Cedar shall not be liable for any mistake of judgment, except for lack of good faith, provided that nothing in the New Advisory Agreement shall be deemed to protect, or purport to protect, Red Cedar against any liability to the Fund or to its security holders to which Red Cedar would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the New Advisory Agreement, or by reason of Red Cedar’s reckless disregard of its obligations and duties under the New Advisory Agreement.

Shareholders are encouraged to read the New Advisory Agreement in its entirety, which is attached to this Proxy Statement as Exhibit A.

In the event the shareholders of the Fund do not approve the New Advisory Agreement, the Board will consider other options available to the Fund, including, without limitation, seeking another investment adviser or possibly closing the Fund.

Certain Conditions Under the Investment Company Act. Red Cedar will receive compensation in the form of certain intangible property and B&V will receive compensation in the form of Common Units of Red Cedar in connection with the Transaction. Section 15(f) of the Investment Company Act provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with a transaction involving the assignment of an investment advisory agreement if the following two conditions are satisfied.

First, an “unfair burden” must not be imposed upon the Fund as a result of the Transaction. The term “unfair burden” includes any arrangement, during the two-year period immediately after the assignment, whereby the investment adviser (including a predecessor or successor investment adviser), or any interested person of the investment adviser, receives or is entitled to receive any compensation directly or indirectly from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of the fund’s assets (other than fees for bona fide principal underwriting services).

The second condition is that, during the three-year period immediately after the assignment, at least 75% of the fund’s board of trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act.

The Fund and Red Cedar will make best efforts to satisfy both conditions. The Board believes that there will be no “unfair burden” imposed as a result of the Transaction because: (1) the terms of the New Advisory Agreement will be substantially similar to the Original Advisory Agreement; (2) the investment advisory fee rate under the New Advisory Agreement will be the same as the investment advisory fee rate payable under the Original Advisory Agreement; (3) it is expected that the Fund will retain the same portfolio management team; and (4) there will be no material differences in the services that Red Cedar will provide to the Fund. As for the board composition requirement, the Board currently meets the 75% requirement.

New Expense Limitation Agreement. As discussed above, the Original ELA is dated as of November 1, 2019 and was set to expire on November 1, 2021; however, by its terms it will expire upon the termination of the Original Advisory Agreement. Accordingly, at the June 2020 Board Meeting, the Board, including a majority of the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between Red Cedar and the Trust, on behalf of the Fund. The New ELA will become effective upon the closing of the Transaction, and its terms are materially the same as the terms of the Original ELA, except that the New ELA will expire on September 1, 2022.

Under the New ELA, Red Cedar has contractually agreed to reduce its fees payable under the New Advisory Agreement and/or reimburse other expenses of the Fund, to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs; costs to organize the Fund; acquired fund fees and expenses (if any); extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets. Management fee reductions and expense reimbursements by Red Cedar made under the New ELA will be subject to repayment by the Fund for a period of up to three years from the date such fees were waived or payments made, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. The New ELA may be terminated by either party upon not less than 60 days’ prior written notice to the other party, provided, however, that (1) Red Cedar may not terminate the New ELA without the approval of the Board, and (2) the New ELA will terminate automatically if, as and when Red Cedar ceases to serve as investment adviser of the Fund.

Shareholders are encouraged to read the New ELA in its entirety, which is attached to this Proxy Statement as Exhibit B.

Information Concerning Red Cedar. Red Cedar was founded in March 2013 and is a Michigan limited liability company having its principal office at 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504. Red Cedar is registered as an investment adviser with the U.S. Securities and Exchange Commission. Red Cedar provides investment management services to the Fund. As of June 30, 2020, Red Cedar managed approximately $1.3 billion on a discretionary basis.

Red Cedar is currently owned by the 4100 Group, which is a subsidiary of Delta Dental of Michigan and Delta Dental of Ohio. Delta Dental of Michigan is located at 4100 Okemos Road, Okemos, Michigan 48864 and Delta Dental of Ohio is located at 5600 Blazer Parkway, Suite 150, Dublin, Ohio 43017.

Evaluation by the Board. At the June 2020 Board Meeting, Red Cedar discussed the terms of the Transaction with the Board. In addition, prior to the June 2020 Board Meeting, the Board requested and received such other information from Red Cedar regarding Red Cedar, B&V and the Fund as the Trustees believed was reasonably necessary to understand the Transaction, the potential effects of the Transaction on the Trust, and the terms of and fees payable under the proposed New Advisory Agreement. The Board discussed these matters with Red Cedar, including, without limitation, the potential benefits from the Transaction for the Fund, such as benefits from Red Cedar’s resources, relationships, and experience. The Board also discussed with Red Cedar the plans for the operation of the Fund after the Transaction. As part of the discussion, Red Cedar noted that they did not expect any interruption of the Fund’s daily business operations as a result of the closing of the Transaction and providing services to the Fund under the New Advisory Agreement. Red Cedar further noted that no changes were expected in the portfolio management team or the investment approach as a result of the Transaction and that the Fund will continue to be managed using the same investment objective and strategies as have been previously employed by Red Cedar.

In determining whether to approve the New Advisory Agreement, the Board recalled its review of the materials presented at the October 2019 Board Meeting, materials received by the Board related to the Fund and Red Cedar throughout the last several months, and the Board’s various discussions with management of the Trust and Red Cedar about the operations and performance of the Fund during that period. The Board also considered (i) that Red Cedar represented that the Transaction should not materially affect the Fund’s operation or the level or quality of advisory services provided to the Fund; (ii) that Red Cedar represented that the same portfolio management team who currently provides services to the Fund is expected to continue to do so upon the closing of the Transaction; and (iii) that Red Cedar agreed to pay for the Fund’s costs and expenses incurred in connection with the Transaction including, without limitation, the costs and expenses of preparing this Proxy Statement. The Trustees further considered numerous factors, including, among other things: (1) the nature, extent and quality of the services to be provided by Red Cedar; (2) the proposed compensation to be paid under the New Advisory Agreement and the Fund’s performance since the Fund’s inception; (3) the estimated costs of the services to be provided by Red Cedar and Red Cedar’s profitability expectations with respect to its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the New Advisory Agreement will enable investors in the Fund to share in any such economies of scale; and (5) other benefits that Red Cedar anticipates it may receive from its relationship with the Fund.

The Board also considered, among other matters, the timing of the Transaction in light of the Fund’s limited operating history, the anticipated tax consequences of the Transaction and Red Cedar’s financial condition after the closing of the Transaction.

The Board did not identify any single factor as being of paramount importance to its analysis, and different Trustees may have given different weight to different factors in their review of the New Advisory Agreement. Rather, the Board, including the Independent Trustees, concluded, after weighing and balancing all factors considered, that it was in the best interests of the Fund and its shareholders to approve the New Advisory Agreement, including the fees charged for services thereunder.

In the course of consideration of the approval of the New Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the New Advisory Agreement.

Nature, Extent and Quality of Services

Red Cedar provided the Trustees with various data and information regarding the nature, extent and quality of services it provides to the Fund. The most recent Form ADV for the Adviser was reviewed by the Trustees. The Trustees also considered the qualifications, background and responsibilities of the members of Red Cedar’s portfolio management team who oversee the day-to-day investment management and operations of the Fund, and had an opportunity to discuss with members of the portfolio management team their processes and experience. The Trustees considered Red Cedar’s process for identifying investment opportunities and noted that all investment decisions are made at the portfolio management team level. The Board considered the representations by Red Cedar that no changes are expected in the portfolio management team or investment approach as a result of the Transaction. The Trustees discussed Red Cedar’s support resources available for investment research, compliance and operations. The Trustees considered the resources committed by Red Cedar to manage, structure and develop the Fund, and discussed with Red Cedar the impact (if any) that a new sub-advisory relationship entered into by Red Cedar would have on the level of services provided to the Fund. The Board also discussed the financial condition of Red Cedar, B&V, the 4100 Group, Delta Dental of Michigan and Delta Dental of Ohio (collectively, the “Control Affiliates”) and the impact of the Transaction on the financial condition of Red Cedar and each of the Control Affiliates. The Board noted that the 4100 Group, Delta Dental of Michigan and Delta Dental of Ohio would continue to have a significant financial interest in Red Cedar and Red Cedar would continue to benefit from its relationship with each of those entities.

Expenses and Performance

The Trustees also considered information regarding the Fund’s expense ratio and its various components, including the proposed advisory fee rate for the Fund. They compared the Fund’s fees and expenses to expense information for the Fund’s peer group, presented by Red Cedar based on data generated by Bloomberg, LP. The Trustees reviewed the overall expense ratio for the Fund as compared to the Fund’s peer group, noting that the overall expense ratio for the Fund was near the median expense ratio for the funds in the peer group. The Trustees also considered the new advisory fee rate proposed to be paid by the Fund as compared to the peer group, noting that the Fund’s advisory fee rate was in line with the advisory fee rate of the funds in the peer group, and was the same as the fee payable under the Original Advisory Agreement. It was noted that, pursuant to the New ELA, Red Cedar intended to waive its advisory fee and reimburse other expenses until September 1, 2022, to the extent necessary to limit the Fund’s total annual operating expenses (excluding brokerage costs, taxes, interest, borrowing costs, costs to organize the Fund, acquired fund fees and expenses, (if any), and extraordinary expenses) to an amount not exceeding 0.45% of the Fund’s average daily net assets. The Trustees also considered that Red Cedar would not be seeking repayment from the Fund for any previously reduced management fees or previously paid expenses under the Original ELA.

The Board compared the performance of the Fund with the performance of its benchmark index and the Fund’s peer group based on data presented by Red Cedar and generated by Bloomberg, LP. The Board discussed with Red Cedar the differences between the components of the index and the Fund's portfolio. The Board noted that, relative to the Fund’s peer group, the Fund’s performance was below the peer group’s average and median for the quarter to-date period and above the peer group’s average and median for the year-to-date period. Following discussion of the investment performance of the Fund, Red Cedar’s experience in managing a mutual fund, the impact of macro-economic and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

Profitability

In analyzing the cost of services and potential profitability of Red Cedar from its relationship with the Fund under the New Advisory Agreement, the Board considered that the Fund would pay the same advisory fee rate under the New Advisory Agreement as it currently pays under the Original Advisory Agreement. Further, the Board noted that the New ELA is materially the same as the Original ELA. The Board also considered Red Cedar's staffing, personnel, and methods of operations; the education and experience of its personnel; its compliance program, policies, and procedures; its financial condition; and Red Cedar's level of commitment to the Fund and, generally, its advisory business. The Board considered the asset level of the Fund and the overall expenses of the Fund, including the advisory fee. The Board considered Red Cedar's fee reductions and expense reimbursements for the Fund since inception of the Fund. The Board further took into account Red Cedar's commitment to continue with the New ELA for the Fund until at least September 1, 2022.

Economies of Scale

The Trustees discussed economies of scale, noting that the Fund has not had an opportunity to recognize any economies of scale at this stage. The Trustees were mindful of Red Cedar’s projected asset levels for the Fund and observed that, as the Fund grows in assets, overall expense ratios should decrease and this factor will become more relevant to their consideration process.

Fallout Benefits

The Trustees discussed any collateral benefits that may accrue to Red Cedar because of its relationship with the Fund (known as “fallout benefits”), noting that Red Cedar did not anticipate any fallout benefits at this stage.

Conclusion

After full consideration of the above factors as well as other factors, including the likely effects of the Transaction on the Fund and its shareholders, the Board, including a majority of the Independent Trustees, determined, in the exercise of its reasonable business judgment, that the New Advisory Agreement and the related fees were reasonable in light of the factors considered by the Board.

The Board, including a majority of the Independent Trustees, recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board are aware of any matters, which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Trust’s management has fixed the close of business on June 30, 2020 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 9,899,175.92 shares of beneficial interest of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Required Vote. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 33-1/3% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal (including any abstentions) against any such adjournment.

If a quorum (more than 33-1/3% of the outstanding shares of the Fund) is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with respect to the Fund (Proposal 1). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. Accordingly, abstentions will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares, and will effectively be a vote against a proposal for adjournment, which the required vote is the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Record Owner	Percentage Ownership
Bank of America N.A. (for the benefit of its customers) 200 N. College Street Charlotte, NC 28255	99.6%

Telephone Meeting. The Board of the Fund has determined it is advisable and in the best interests of the Fund to plan for the possibility that the Meeting might need to be held by telephone conference call without any in-person attendance. The Fund is taking this step because of travel limitations and other concerns relating to the coronavirus outbreak (COVID-19), including the health of shareholders and proxyholders. Even if an in-person Meeting is held, shareholders should consider carefully whether it is advisable for them to attend in person.

Shareholders will be notified of any change in the Meeting venue by the issuance of a press release, which will be posted on the Fund’s website at www.redcedarfunds.com and also filed with the Securities and Exchange Commission as additional proxy material. In the event a telephone conference call Meeting is held, in order to gain access to the Meeting and also to vote their shares at the Meeting, shareholders must enter the control number found on their proxy card, voting instruction form or notice they previously received.

Whether or not the Meeting is held by telephone conference call, the Fund urges shareholders to vote and submit their proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The proxy card included with the proxy materials will not be updated to reflect the information provided above and may continue to be used to vote each shareholder’s shares in connection with the Meeting.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Trust and Fund. The address of the Trust and the Fund is c/o Red Cedar Investment Management, LLC, 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504.

Investment Adviser. Red Cedar serves as the investment adviser to the Fund under the Original Advisory Agreement. The address of Red Cedar is 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504.

The following list includes the name and principal occupation of the principal executive officers and directors of Red Cedar:

Name	Principal Occupation	Position with the Fund
Michael S. Gilmore	Manager, President and Chief Executive Officer	None
Goran M. Jurkovic	Manager and Vice President	None
Sue Ellen Jenkins	Manager, General Counsel and Secretary	None
Amy Lyn Basel	Chief Financial Officer and Treasurer	None
John L. Cassady III	Chief Investment Officer	Portfolio Manager

The address for each of the above individuals is 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504.

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semi-Annual Reports. The Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, upon request. To request an Annual or Semi-Annual Report, please call us toll free at 1-888-626-2575, or write to Jesse D. Hallee, Secretary, Red Cedar Fund Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. These reports are also available for download at www.redcedarfunds.com.

OTHER MATTERS

Shareholder Proposals. As a Delaware statutory trust, the Trust does not intend to, and is not required to, hold annual meetings of shareholders, except under certain limited circumstances. The Board does not believe a formal process for shareholders to send proposal communications to the Board is appropriate due to the infrequency of shareholder communications to the Board. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jesse D. Hallee, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth above. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders may also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this proxy statement was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Red Cedar Fund Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154, or call the Fund toll-free at 1-888-626-2575.

By Order of the Board of Trustees,

Jesse D. Hallee
Secretary

Date: July 22, 2020

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote through the Internet by following the instructions on your proxy card.

EXHIBIT A: FORM OF NEW ADVISORY AGREEMENT

ADVISORY AGREEMENT

THIS AGREEMENT is made as of the [__] day of [_________], 2020, by and between Red Cedar Investment Management, LLC, a Michigan limited liability company, (the “Investment Adviser”) and Red Cedar Fund Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust has established certain series of the Trust, all as now and hereafter listed on Schedule A hereto as such Schedule may be amended from time to time (each series is referred to herein as a “Fund,” and collectively as the “Funds”), and wishes to employ the Investment Adviser to manage the investment and reinvestment of each Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part 2A as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for each Fund and as each Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in accounts with any broker, dealer, futures commission, merchant, bank or other agent or counterparty for and in the name of each Fund and to buy, sell and trade in all stocks, bonds, financial instruments and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of each Fund and with applicable law.

2.	When placing orders for a Fund, the Investment Adviser’s primary objective will be to obtain best execution available for the Fund. Unless advised by the Trustees of the Trust of an objection, the Investment Adviser may direct that a portion of the brokerage commissions that may be generated by a Fund be applied to payment for brokerage and research services. Any such payments will be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, provided that the Investment Adviser has determined that the amount of the commissions paid is reasonable in relation to the value of the brokerage and research services provided by the broker. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from a Fund’s portfolio transactions may be used by the Investment Adviser in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser may take into account such things as the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which a Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

3.	The Investment Adviser may bunch orders for a Fund with orders for the same security for other accounts managed by the Investment Adviser or its affiliates. In such instances, the Investment Adviser’s applicable trading and allocation procedures will be followed. Complete records of such transactions will be maintained by the Investment Adviser and copies will be made available to the Trust upon request.

4.	The Investment Adviser shall be responsible for voting all proxies received in connection with the securities held by a Fund in accordance with its proxy voting guidelines, a copy of which shall be provided to the Board of Trustees annually.

5.	In compliance with Rule 31a-3 under the Act, the Investment Adviser hereby agrees that all records it maintains for a Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Investment Adviser further agrees to preserve for periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act. Nothing herein shall prohibit the Investment Adviser from copying any and all such records that it is required to maintain, and said copies will be the property of the Investment Adviser.

6.	The Investment Adviser shall report to the Board of Trustees all changes in the portfolio assets since the prior report, and will also keep the Trustees updated regarding important developments affecting the portfolio assets and on the Investment Adviser’s own initiative or upon the request of the Board of Trustees will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate or the Trustees shall request for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. The Investment Adviser shall make purchases and sales of portfolio assets consistent with the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and Subchapter M of the Internal Revenue Code of 1986, as amended, and the investment objectives, policies and practices, including restrictions, applicable to a Fund’s portfolio.

7.	The Investment Adviser shall not be liable for any mistake of judgment in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to a Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to a Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which a Fund or its shareholders may have under common law, or any federal or state securities laws.

8.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of a Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to a Fund the services described herein pursuant to Rule 15a-4 under the Act. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of a Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

9.	In accordance with Section 15(f) of the Act, the Investment Adviser covenants as follows: (i) for a period of three years after the effective date of this Agreement, none of the Investment Adviser or its affiliated persons shall cause, and each shall use commercially reasonable efforts to prevent, any “interested person” of the Investment Adviser or its affiliated persons, as such term is defined in the 1940 Act, to become a trustee of the Trust or any Fund unless, taking into account such interested person, at least 75 percent of the Trustees are not interested persons of the Trust or any Fund, and (ii) for a period of two years following the effective date of this Agreement, none of the Investment Adviser or its affiliated persons will cause, and each of the foregoing shall use commercially reasonable efforts to prevent, any affiliated persons from engaging in or causing, any act, practice, or arrangement that imposes an “unfair burden” on the Fund within the meaning of Section 15(f) of the Act; provided, however, that if the Trust or Adviser shall have obtained an order from the Commission exempting it from the provisions of Section 15(f), then this covenant shall be deemed to be modified to the extent necessary to permit the applicable Party to act in a manner consistent with such exemptive order or legal opinion.

10.	This Agreement may be amended or modified only by a written instrument executed by both parties and, to the extent required, such amendment shall be approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as Trustees of the Trust), and by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

11.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

12.	If the Investment Adviser ceases to act as investment adviser to a Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Red Cedar.” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Red Cedar” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

13.	Each Fund agrees to pay to the Investment Adviser a monthly fee in dollars calculated at the annual rates listed in Schedule A. The fee shall be accrued daily and will be payable in arrears at the end of each calendar month. The Investment Adviser may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Investment Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of a Fund’s expenses, as if such waiver or limitation were fully set forth herein.

14.	Unless otherwise agreed to in writing by the parties, each Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including, without limitation: (a) payment of custody, transfer and dividend disbursing expenses; (b) fees of trustees who are not affiliated persons of the Investment Adviser, the principal underwriter or any administrator of the Trust (and any counsel to such independent trustees); (c) legal and auditing expenses; (d) clerical, accounting and other office costs; (e) the cost of personnel providing services to the Fund; (f) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (g) cost of maintenance of the Fund’s corporate existence; (h) interest charges, taxes, brokerage fees and commissions, and acquired fund fees and expenses (if any); (i) costs of stationery and supplies; (j) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (k) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

15.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

16.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

17.	Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act will be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

18.	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

19.	Any notice under this Agreement shall be in writing, addressed and delivered by: (i) registered or certified mail or United States Postal Service Express mail, postage prepaid, (ii) a nationally recognized overnight courier, (iii) hand, or (iv) email. The notice shall be addressed to the other party at such address as such other party may designate for receipt of such notice.

20.	This instrument is executed on behalf of the Board of Trustees of the Trust in such capacity and not individually and the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of a Fund, and the Investment Adviser shall look only to the assets of a Fund for the satisfaction of such obligations.

21.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

RED CEDAR FUND TRUST

By:
Name:
Title

RED CEDAR INVESTMENT MANAGEMENT, LLC

By:
Name:
Title

SCHEDULE A

The rate of the fee payable to the Investment Adviser shall be calculated daily at the following annual rate:

Fund	Advisory Fee Rate
Red Cedar Short Term Bond Fund	An annual fee equal to 0.30% of the Fund’s average daily net assets

EXHIBIT B: NEW EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT (the “Agreement”), effective as of [_________], 2020, by and between Red Cedar Investment Management, LLC, a Michigan limited liability company (the “Adviser”) and Red Cedar Fund Trust (the “Trust”), on behalf of the Red Cedar Short Term Bond Fund (the “Fund”).

WHEREAS, the Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type, and the Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Advisory Agreement dated [___________], 2020 (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to maintain the expenses of the Fund at a level below the level to which the Fund may otherwise be subject;

NOW THEREFORE, the parties hereto agree as follows:

1.	EXPENSE LIMITATION.

1.1    Applicable Expense Limit. To the extent that the ordinary operating expenses incurred by the Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser, but excluding brokerage costs, taxes, interest, borrowing costs, costs to organize the Fund, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser to the extent set forth in this Agreement.

1.2    Operating Expense Limit. The Operating Expense Limit with respect to the Fund shall be 0.45% (annualized) of the average daily net assets of the Fund for its Institutional Class shares.

1.3    Duration of Operating Expense Limit. The Operating Expense Limit with respect to the Fund shall remain in effect during the term of this Agreement.

1.4    Method of Computation. To determine the Adviser’s obligation with respect to the Excess Amount, each day the Fund Operating Expenses for the Fund shall be annualized. If the annualized Fund Operating Expenses for any day of the Fund exceed the Operating Expense Limit of the Fund, the Adviser shall waive or reduce its investment advisory fee or absorb the other Fund expenses in an amount sufficient to pay that day’s Excess Amount. The Trust may offset amounts owed to the Fund pursuant to this Agreement against the advisory fee payable to the Adviser.

2.	REIMBURSEMENT OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

If on any day during which the Advisory Agreement is in effect, the estimated annualized Fund Operating Expenses of the Fund for that day are less than the Operating Expense Limit, the Adviser shall be entitled to reimbursement by the Fund of the investment advisory fees waived or reduced, and any other expense reimbursements or similar payments remitted by the Adviser to the Fund pursuant to Section 1 hereof (the “Reimbursement Amount”) for a period of up to three years from the date such fees were waived or payments made, provided that the repayments do not cause the annualized Fund Operating Expenses (exclusive of such expenses and reimbursements) to exceed the lesser of: (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment.

B-1

3.	TERM AND TERMINATION OF AGREEMENT.

This Agreement shall become effective on the date hereof and shall terminate on [___________], 2022. This Agreement may be terminated by either party hereto upon not less than 60 days’ prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this Agreement without the approval of the Trust’s Board of Trustees, and (2) this Agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of the Fund. The obligation of the Adviser under Section 1 of this Agreement and of the Trust under Section 2 of this Agreement shall survive the termination of the Agreement solely as to expenses and obligations incurred prior to the date of such termination.

4.	MISCELLANEOUS.

4.1    Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

4.2    Interpretation. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust or By-Laws (as the same may be amended from time to time), or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Fund.

4.3    Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

4.4    Amendments. This Agreement may be amended only by a written agreement signed by each of the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, as of the day and year first above written.

RED CEDAR INVESTMENT MANAGEMENT, LLC

By:
Title:
Name:

RED CEDAR FUND TRUST

By:
Title:
Name:

B-2

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/REDCEDAR